UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                         WellPoint Health Networks Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                 001-13083               95-4635504
(State or other jurisdiction of      (Commission File         (IRS Employer
 incorporation or organization)           Number)         Identification Number)


               1 WellPoint Way
          Thousand Oaks, California                                  91362
   (Address of principal executive offices)                       (Zip Code)


                                 (818) 234-4000
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.  Exhibit
-----------  -------
99.1         Press release dated July 27, 2004 by WellPoint Health Networks Inc.
             (the "Company").

Item 12. Results of Operations and Financial Condition.

     Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of a press release issued on July 27, 2004 containing financial information for the Company for the quarter ended June 30, 2004.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 27, 2004                            WellPoint Health Networks Inc.

                                                  By:        /s/ Robert A. Kelly
                                                             -------------------
                                                             Robert A. Kelly
                                                             Assistant Secretary

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1              Press release dated July 27, 2004 by the Company.